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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement No. 333-62045 on Form S-8.


                                        ARTHUR ANDERSEN LLP

San Jose, California
March 16, 2000